                                                                      Boston Gas
                                                                   Exhibit 10.41


                         MARITIMES & NORTHEAST PIPELINE

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE MN365
                             -----------------------

     This Service Agreement is made and entered into this 16th day of June 1999, by and between Maritimes & Northeast Pipeline Limited Partnership (herein called "Pipeline") and Boston Gas Company (herein called "Customer"),

                               W I T N E S S E T H:

     WHEREAS, Customer has requested and Pipeline has agreed to transport quantities of gas that are delivered by Customer or Customer's agent to Pipeline pursuant to the terms of this service Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                                    ARTICLE I
                               SCOPE OF AGREEMENT

     Subject to:

     (i) completion by Pipeline of construction of the facilities required to render service to Customer hereunder;

     (ii) the terms, conditions and limitations hereof, of Pipeline's Rate Schedule MN365, and of the GT&C; and

transportation service hereunder will be firm and Pipeline agrees to deliver for Customer's account quantities of natural gas up to the following quantity:

     Maximum Daily Transportation Quantity (MDTQ) 43,200 MMBtu
                                                 (45,578 GJ)

     Pipeline will receive. for Customer's account for transportation hereunder daily quantities of gas up to Customer's MDTQ, plus Fuel Retainage Quantity, at Point(s) of Receipt as specified in Article IV herein. Pipeline will transport and deliver for Customer's account such daily quantities tendered up to Customers MDTQ at Point(s) of Delivery as specified in Article IV herein.

     On any given Day, Pipeline shall not be obligated to, but may at its sole discretion, receive at Point(s) of Receipt quantities of gas in excess of Pipeline's Maximum Daily Receipt Obligation (MDRO), plus Fuel Retainage Quantity, but shall not receive in the aggregate at all Points of Receipt on any Day a quantity of gas in excess of the applicable MDTQ, plus Fuel Retainage Quantity. On any given Day, Pipeline shall not be obligated to, but may at its sole discretion, deliver at Point(s) of Delivery quantities of gas in excess of Pipeline's Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any Day a quantity of gas in excess of the applicable MDTQ.

                                   ARTICLE II
                               TERM OF AGREEMENT

     This Service Agreement shall become effective as of the date set forth hereinabove. Service under this Service Agreement shall commence on the "Service Commencement Date" which shall be the latest to occur of: (i) November 1, 1999;
(ii) the date the Sable Offshore Energy Project facilities are commissioned, tested and placed in service, (iii) the date on which the Maritimes & Northeast Pipeline facilities are placed into service. This Service Agreement shall continue in effect, unless terminated earlier pursuant to the terms of the Tariff, for a term through October 31, 2002 ("Primary Term"); provided, however, Customer shall have the one-time option, to be exercised in writing at least nine (9) months prior to the end of the Primary Term, to extend the term of this Agreement through March 31, 2007. If Customer does not exercise this option within the specified time, this Agreement shall terminate on October 31, 2002. If Customer does exercise this option within the specified time, this Agreement shall continue in effect, unless terminated earlier pursuant to the terms of the Tariff, through March 31, 2007 and shall remain in force from year to year thereafter unless terminated by either party by written notice at least two years prior to March 31, 2007 or any successive term thereafter.

     If the Service Commencement Date has not occurred by February 1, 2002, either party shall thereafter have the right, but not the obligation, to terminate this Service Agreement without financial obligation and/or liability by providing notice of its intention to do so to the other party and this Service Agreement shall terminate on the ninetieth (90th) day following the date of receipt of such notice by the other party unless in the interim the Service Commencement Date has occurred.

     Any portions of this Service Agreement necessary to correct or cash-out imbalances or to make payment under this Service Agreement as required by the GT&C will survive the other parts of this Service Agreement until such time as such balancing or payment has been accomplished.

                                   ARTICLE III
                                  RATE SCHEDULE

     For the entire period when this Service Agreement is in effect, this Service Agreement will be subject to all provisions of Rate Schedule MN365 and the GT&C of Pipeline's Tariff on file with the National Energy Board, all of which are by thus reference made a part hereof to the extent that such provisions are not contradicted by any provision herein. In the event of a conflict between Rate Schedule MN365 or the GT&C and the provisions of this Service Agreement, the specific provisions of this Service Agreement shall control.

     Customer agrees to and will pay Pipeline all Reservation, Usage and other charges and fees provided for in Rate Schedule MN365, as effective from time to time, for service under this Service Agreement, unless such payments are excused under the provisions of Rate Schedule MN365 or the GT&C.

     Customer agrees that pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in: (i) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule MN365 and under the Tariff; (ii) Pipeline's Rate Schedule MN365; and/for (iii) any provision of the GT&C under the Tariff, Customer shall have the right to intervene and protest any such filing.

                                   ARTICLE IV
                        POINT(S) OF RECEIPT AND DELIVERY

     The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of this Service Agreement.

     Exhibit(s) A and B are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                    ARTICLE V
                                     QUALITY

     All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in the GT&C. Customer agrees that if customer tenders gas for service hereunder and Pipeline accepts such gas which does not comply with Pipeline's quality specifications, Customer will pay all costs associated with processing of such gas as necessary to comply with such quality specifications; provided, however, that Pipeline shall provide Customer with notice of a failure to comply with Pipeline's quality specifications within a reasonable time after Pipeline becomes aware of such failure to comply.

                                   ARTICLE VI
                                    ADDRESSES

     Except as herein otherwise provided or as provided in the GT&C, any notice, request, demand, statement, invoice or payment provided for in this Service Agreement, or any notice which any party desires to give to the other, must be in writing and delivered personally or by courier, first class mail or facsimile to the address of the relevant party as follows;

     (a) Pipeline:   Attn:
                             Marketing Manager
                             Maritimes & Northeast Pipelines
                             Management Ltd.
                             1801 Hollis Street, Suite 1600
                             Halifax, Nova Scotia
                             B3J 3N4

                             Ph:  (902) 425-4474
                             Fax: (902) 420-0253


     (b) Customer:   Attn:   Mr. Bill Luthern
                             Vice President of Gas Resources
                             Boston Gas Company
                             1 Beacon Street
                             Boston, Massachusetts
                             02108

                             Ph: (617)723-5512 ext. 2248
                             Fax: (617)742-0041

     Any such notice, request, demand, statement, invoice or payment will be considered duly delivered; (i) at the time of delivery if personally delivered or sent by facsimile; (ii) on the Business Day following transmittal thereof if sent by courier, or (iii) on the third Business Day following mailing thereof if sent by first class mail.

                                  ARTICLE VII
                                  ASSIGNMENTS

     Any company which succeeds by purchase, merger, or consolidation to the properties, substantially or in entirety, of Customer or of Pipeline will be entitled to the rights and will be subject to the obligations of its predecessor in title under this Service Agreement. Either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter. Except as set forth above, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder without the prior written consent of the other party and neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 9 of the GT&C.

                                  ARTICLE VIII
                               AGENCY ARRANGEMENT

     Customer shall have the right to designate an agent or person or provide nomination and scheduling information, to receive invoices and make payments, to take actions necessary to release capacity and handle imbalance resolutions for Customer on Customer's behalf. The agent may be the same as used for similar purposes with respect to transportation on Maritimes & Northeast Pipeline, L.L.C. or other third party pipeline. Customer must provide Pipeline with ten
(10) days' advance written notice of its agent and the effective date after which Pipeline is to act in accordance with the direction of the agent. Pipeline shall be entitled to rely on the representations, actions, and other directions of the agent on behalf of Customer and will be fully protected in relying upon such agent. Customer indemnifies and holds Pipeline harmless with respect to actions taken by Pipeline in reliance on Customer's agent.

                                   ARTICLE IX
                           NONRECOURSE OBLIGATION OF
                              LIMITED PARTNERSHIP,
                          GENERAL PARTNER AND OPERATOR

     Customer acknowledges and agrees that; (a) Pipeline is a New Brunswick limited partnership; (b) Customer shall have no recourse against any partner of Pipeline or against Maritimes & Northeast Pipeline, L.L.C. or a member thereof with respect to Pipeline's obligations under this Service Agreement and that its sole recourse shall be against the assets and revenues of Pipeline, irrespective of any failure to comply with applicable law of any provision of this Service Agreement; (c) no claim shall be made against any partner of Pipeline or against Maritimes & Northeast Pipeline, L.L.C. or a member thereof under or in connection with this Service Agreement, except that the General Partner may be joined as a nominal party for the purpose of enforcing Customer's rights hereunder; (d) no claims shall be made against the Operator, its officers, employees, and agents, under or in connection with this Service Agreement and the performance of its duties as Operator (provided that this shall not bar claims resulting from the gross negligence, undue discrimination or willful misconduct of the Operator) and Customer shall provide the Operator with a waiver of subrogation of Customer's insurance company for all such claims; and
(e) this representation is made expressly for the benefit of the partners in Pipeline, the General Partner, Operator, Maritimes & Northeast Pipeline, L.L.C. and its members.

                                   ARTICLE X
                                 INTERPRETATION

     The parties hereto agree that the interpretation and performance of this Service Agreement must be in accordance with the laws of the Province of Nova Scotia and laws of Canada applicable therein without recourse to the law governing conflict of laws.

     This Service Agreement and the obligations of the parties are subject to all applicable present and future valid laws with respect to the subject matter, Provincial and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                                   ARTICLE XI
                       CANCELLATION OF PRIOR CONTRACTS(S)

     This Service Agreement constitutes the entire agreement between the parties as to the subject matter hereof and supercedes the Precedent Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be executed by their respective duly authorized officers the day and year first above written.


                                         MARITIMES & NORTHEAST PIPELINE
                                         LIMITED PARTNERSHIP
                                         By its General Partner
                                         MARITIMES & NORTHEAST PIPELINE
                                         MANAGEMENT LTD.


                                         By: /s/ [ILLEGIBLE]
                                         -----------------------------------

                                         TITLE:  President
                                         -----------------------------------


                                         BOSTON GAS COMPANY


                                         By: /s/ [ILLEGIBLE]
                                         -----------------------------------


                                         TITLE: Vice President
                                         -----------------------------------

     Customer agrees that pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in: (i) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule MN365 and under the Tariff; (ii) Pipeline's Rate Schedule MN365; and/for (iii) any provision of the GT&C under the Tariff, Customer shall have the right to intervene and protest any such filing.

                                   ARTICLE IV
                        POINT(S) OF RECEIPT AND DELIVERY

     The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of this Service Agreement.

     Exhibit(s) A and B are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                    ARTICLE V
                                     QUALITY

     All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in the GT&C. Customer agrees that if customer tenders gas for service hereunder and Pipeline accepts such gas which does not comply with Pipeline's quality specifications, Customer will pay all costs associated with processing of such gas as necessary to comply with such quality specifications; provided, however, that Pipeline shall provide Customer with notice of a failure to comply with Pipeline's quality specifications within a reasonable time after Pipeline becomes aware of such failure to comply.

                                   ARTICLE VI
                                    ADDRESSES

     Except as herein otherwise provided or as provided in the GT&C, any notice, request, demand, statement, invoice or payment provided for in this Service Agreement, or any notice which any party desires to give to the other, must be in writing and delivered personally or by courier, first class mail or facsimile to the address of the relevant party as follows;

     (a) Pipeline:   Attn:
                             Marketing Manager
                             Maritimes & Northeast Pipelines
                             Management Ltd.
                             1801 Hollis Street, Suite 1600
                             Halifax, Nova Scotia
                             B3J 3N4

                             Ph:  (902) 425-4474
                             Fax: (902) 420-0253

                                    EXHIBIT A

                                       to

                             SERVICE AGREEMENT UNDER
                               RATE SCHEDULE MN365
                                     BETWEEN
               MARITIMES & NORTHEAST PIPELINE LIMITED PARTNERSHIP
                                       AND
                         BOSTON GAS COMPANY ("CUSTOMER")

                                   DATED     ,1999
                                        ----
                              FIRM RECEIPT POINT(S)

RECEIPT                                                         RECEIPT PRESSURE
 POINT                                  MDRO                      LIMITATIONS
 -----                                  ----                      -----------

(plus applicable fuel
retainage quantities)

Goldboro, Nova Scotia               43,200 MMBtu                  1,440 psig
                                     (45,578 GJ)

     Signed for identification


     Pipeline:                  /s/ Illegible
                                --------------------


     Customer:                  /s/ Illegible
                                ---------------------

     Supersedes Exhibit A Dated:
                                ---------------------

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                                    EXHIBIT B

                                       to

                             SERVICE AGREEMENT UNDER
                               RATE SCHEDULE MN365
                                     BETWEEN
               MARITIMES & NORTHEAST PIPELINE LIMITED PARTNERSHIP
                                       AND
                         BOSTON GAS COMPANY ("CUSTOMER")

                               DATED 11/15, 1999

                             FIRM DELIVERY POINT(S)

DELIVERY POINT                     MDDO           DELIVERY PRESSURE LIMITATIONS
--------------                     ----           -----------------------------

St. Stephen, New Brunswick       43,200 MMBtu      As requested by
                                 (45,578 GJ)       Customer and verified
                                                   by M&NP L.L.C. as
                                                   being required to
                                                   meet Customers
                                                   contracted volumes.

Signed for identification


Pipeline:                    /s/ Illegible
                             -------------------------


Customer:                    /s/ Illegible
                             -------------------------

Supersedes Exhibit B dated:
                             -------------------------